                                                                    EXHIBIT 10.6


                              AMENDED AND RESTATED

                              FEDERAL STOCK CHARTER
                            BANK UNITED OF TEXAS FSB
                                 HOUSTON, TEXAS

         Section 1. Corporate Title. The full corporate title of the savings bank is Bank United of Texas FSB.

         Section 2. Office. The home office shall be located in Houston, Texas.

         Section 3. Duration. The duration of the savings bank is perpetual.

         Section 4. Purpose and Powers. The purpose of the savings bank is to pursue any or all of the lawful objectives of a Federal savings bank chartered under Section 5 of the Home Owners' Loan Act and to exercise all of the express, implied, and incidental powers conferred thereby and by all acts amendatory thereof and supplemental thereto, subject to the Constitution and laws of the United States of America as they are now in effect, or as they may hereafter be amended, and subject to all lawful and applicable rules, regulations, and orders of the Office of Thrift Supervision ("Office"). In addition, the savings bank may make any investment and engage in any activity as may be specifically authorized by action of the Office, including authorization by delegated authority, in connection with action approving the issuance of the charter.

         Section 5. Capital Stock. The total number of shares of all classes of the capital stock which the savings bank has the authority to issue is 5,000,000, all of which shall be common stock of par value of $.01 per share. The shares may be issued from time to time as authorized by the board of directors without the approval of its shareholders, except as otherwise provided in this Section 5 or to the extent that such approval is required by governing law, rule, or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the savings bank. The consideration for the shares shall be cash, tangible or intangible property (to the extent direct investment in such property would be permitted to the savings bank), labor, or services actually performed for the savings bank, or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the board of directors of the savings bank, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the surplus of the savings bank which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for their issuance.

         Except for shares issuable in connection with the conversion of the savings bank from the mutual to stock form of capitalization, no shares of common stock (including shares issuable upon conversion, exchange, or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons of the savings bank other than as part of a general public offering or as qualifying shares to a director, unless the issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

         The holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder, except as to the cumulation of votes for the election of directors. Subject to any provision for a liquidation account, in the event of any liquidation, dissolution, or winding up of the savings bank, the holders of the common stock shall be entitled, after payment or provision for payment of all debts and liabilities of the savings bank, to receive the remaining assets of the savings bank available for distribution, in cash or in kind. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

         Section 6. Preemptive Rights. Holders of the capital stock of the savings bank shall not be entitled to preemptive rights with respect to any shares of the savings bank which may be issued.

         Section 7. Directors. The savings bank shall be under the direction of a board of directors. The authorized number of directors, as stated in the savings bank's bylaws, shall not be fewer than seven nor more than fifteen except when a greater number is approved by the Office.

         Section 8. Amendment of Charter. Except as provided in Section 5, no amendment, addition, alteration, change, or repeal of this charter shall be made, unless such is first proposed by the board of directors of the savings bank, then preliminarily approved by the Office, which preliminary approval may be granted by the Office pursuant to regulations specifying preapproved charter amendments, and thereafter approved by the shareholders by a majority of the total votes eligible to be cast at a legal meeting. Any amendment, addition, alteration, change, or repeal so acted upon shall be effective upon filing with the Office in accordance with regulatory procedures or on such other date as the Office may specify in its preliminary approval.

                                            BANK UNITED OF TEXAS FSB


Attest:  /s/                                    By: /s/ Barry C. Burkholder
         --------------------------------       -------------------------------
         Secretary of the Savings Bank          Barry C. Burkholder, President


                                            DIRECTOR OF THE
                                            OFFICE OF THRIFT SUPERVISION

Attest:                                     By:
        ---------------------------------       -------------------------------
        Secretary/Assistant Secretary to
         the Office of Thrift Supervision

                                SECOND AMENDMENT
                                       TO
                              FEDERAL STOCK CHARTER

                            BANK UNITED OF TEXAS FSB

                                 HOUSTON, TEXAS

      Section 5 of the Charter is hereby amended in its entirety to read as follows:

Section 5. Capital Stock. The total number of shares of all classes of the capital stock which the savings bank has the authority to issue is 15,000,000, of which 5,000,000 shall be common stock of par value of $.01 per share and of which 10,000,000 shall be preferred stock of par value of $.01 per share. The shares may be issued from time to time as authorized by the board of directors without further approval of shareholders, except as otherwise provided in this
Section 5 or to the extent that such approval is required by governing law, rule, or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the savings bank. The consideration for the shares shall be cash, tangible or intangible property (to the extent direct investment in such property would be permitted), labor, or services actually performed for the savings bank, or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the board of directors of the savings bank, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the surplus of the savings bank which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for their issuance.

      Except for shares issuable in connection with the conversion of the savings bank from the mutual to the stock form of capitalization, no shares of capital stock (including shares issuable upon conversion, exchange, or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons of the savings bank other than as part of a general public offering or as qualifying shares to a director, unless their issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

      Nothing contained in this Section 5 (or in any supplementary sections hereto) shall entitle the holders of any class of a series of capital stock to vote as a separate class or series or to more than one vote per share, except as to the cumulation of votes for the election of directors: Provided, That this restriction on voting separately by class or series shall not apply:

          (i) To any provision which would authorize the holders of preferred stock, voting as a class or series, to elect some members of the board of directors, less than a majority thereof, in the event of default in the payment of dividends on any class or series of preferred stock;

        (ii) To any provision which would require the holders of preferred stock, voting as a class or series, to approve the merger or consolidation of the savings bank with any other corporation or the sale, lease, or conveyance (other than by mortgage or pledge) of properties or business in exchange for securities of a corporation other than the savings bank if the preferred stock is exchanged for securities of such other corporation: Provided, That no provision may require such approval for transactions undertaken with the assistance or pursuant to the direction of the Office, the Federal Deposit Insurance Corporation, or the Resolution Trust Corporation;

      (iii) To any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this
                Section 5 (or in any supplementary sections hereto), including any amendment which would create or enlarge any class or series ranking prior thereto in rights and preferences. An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving savings bank in a merger or consolidation for the savings bank, shall not be considered to be such an adverse change.

      A description of the different classes and series (if any) of the savings bank's capital stock and a statement of the designations, and the relative rights, preferences, and limitations of the shares of each class of and series (if any) of capital stock are as follows:

      A. Common stock. Except as provided in this Section 5 (or in any supplementary sections thereto) the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder, except as to the cumulation of votes for the election of directors.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and of sinking fund, retirement fund, or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

         In the event of any liquidation, dissolution, or winding up of the savings bank, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the savings bank available for distribution remaining after: (i) Payment or provision for payment of the savings bank's debts and liabilities; (ii) distribution or provision for distributions in settlement of its liquidation account; and (iii) distributions or provisions for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution, or winding up of the savings bank. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

      B. Preferred Stock. The savings bank may provide in supplementary sections to its charter for one or more classes of preferred stock, which shall be separately identified. The shares of any class may be divided into and issued in series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series and classes. The terms of each series shall be set forth in a supplementary section to the charter. All shares of the same class shall be identical except as to the following relative rights and preferences, as to which there may be variations between different series;

         (a) The distinctive serial designation and the number of shares constituting such series;

         (b) The dividend rate or the amount of dividends paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s) the payments date(s) for dividends, and the participating or other special rights, if any, with respect to dividends;

         (c) The voting powers, full or limited, if any, of shares of such series;

         (d) Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which such shares may be redeemed;

         (e) The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the savings bank;

         (f) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;

         (g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock of the savings bank and, if so, the conversion price(s) or the rate(s) of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange.

         (h) The price or other consideration for which the shares of such series shall be issued; and

         (i) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or other series of serial preferred stock.

         Each share of each series of serial preferred stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series.

         The board of directors shall have authority to divide, by the adoption of supplementary charter sections, any authorized class of preferred stock into series, and, within the limitations set forth in this section and the remainder of this charter, fix and determine the relative rights and preferences of the shares of any series so established.

         Prior to the issuance of any preferred shares of a series established by a supplementary charter section adopted by the board of directors, the savings bank shall file with the Secretary to the Office a dated copy of that supplementary section of this charter established and designating the series and fixing and determining the relative rights and preferences thereof.

                              CORPORATE SECRETARY'S
                            CERTIFICATE OF RESOLUTION

      I, Randolph C. Henson, do hereby certify that I am the duly elected Corporate Secretary of Bank United of Texas FSB (the "Corporation") and that the following is a true and correct copy of a resolution adopted by the Board of Directors of the Corporation at a special meeting held on October 28, 1992. I further certify that the following resolution has not been modified or rescinded and remains in full force and affect:

      RESOLVED, that Section 5 of the charter of the Bank be amended to read as set forth in Annex A to these resolutions, such amendment to be effective following approval thereof by the stockholder of the Bank, such amendment to be effective when and as provided in 12 C.F.R. Section 552.4 of the regulations of the Office of Thrift Supervision; and be it further

      RESOLVED, that the officers of the Bank be, and they hereby are, authorized to file with the Office of Thrift Supervision, pursuant to the Home Owners' Loan Act of 1989, as amended, and the rules and regulations thereunder, an offering circular on Form OC (or such other form as may be appropriate), in substantially the form presented to this meeting, with such changes therein as the officers filing the same deem appropriate, with respect to up to 3,450,000 shares of Non-Cumulative Preferred Stock of the Bank, such shares to have such specific terms and designations as this Board may hereafter by resolution designate; and further

      RESOLVED, that the officers of the Bank be, and they hereby are, authorized at such time as they may deem advisable, to file an application for registration of the Preferred Stock under Section 12 of the Securities Exchange Act of 1934, as amended, and further

      RESOLVED, that the officers of the Bank be, and they hereby are, authorized, in their discretion, with advice of counsel, to make and file or cause to be filed with the Office of Thrift Supervision such amendments and supplements to the foregoing Form OC and applications (including post-effective amendments) as they may deem necessary or advisable; and further

      RESOLVED, that the officers of the Bank be, and they hereby are, authorized and empowered, at such time as they deem advisable, in connection with the proposed issue of Preferred Stock, to fine one or more applications with the New York Stock Exchange for listing on said Exchange of the Preferred Stock and to make such agreements in connection therewith as may be required, and that such officers, and any of them, be, and they hereby are, designated to appear before the New York Stock Exchange, with authority to make such changes in such applications and any such agreements with respect thereto (which agreements are hereby authorized) as may be necessary to conform to the requirements of such Exchange for such listing; and further

      RESOLVED, that Jonathon K. Heffron, Executive Vice President and General Counsel of the Bank, be, and he hereby is, designated as the Agent for Information, to be named in the Form OC, authorized to receive notices and communications form the Office of Thrift Supervision in connection with the registration under the Home Owners' Loan Act of 1989, as amended, of the proposed Preferred Stock of the Bank, with all the powers consequent upon such designation under the rules and regulations of the Office of Thrift Supervision; and further

      RESOLVED, that Barry C. Burkholder, Anthony J. Nocella, and Jonathon K. Heffron, and each of them hereby is, made, constituted and appointed true and lawful attorneys-in-fact, with authority, with respect to the Preferred Stock, to sign and execute on behalf of the Bank and the officers thereof in their official capacities, the Form OC and any and all amendments to the Form OC, and the applications, to be filed wit the Office of Thrift Supervision, the Securities and Exchange Commission or the New York Stock Exchange, which they in their discretion, with advice of counsel, deem necessary and desirable; and further

      RESOLVED, that the officers of the Bank be, and they hereby are, authorized, in their discretion, with advice of counsel, to execute and cause to be filed such applications or other documents as they may deem necessary or appropriate to qualify the Preferred Stock for sale by underwriters and dealers under the Securities or Blue Sky Laws of any jurisdictions which they determine, and to qualify it as legal investments for savings banks, insurance companies and fiduciaries; and further

      RESOLVED, that it is desirable and in the best interests of the Bank that the Preferred Stock be qualified or registered for sale in various states; that the Chairman of the Board, the President, any Vice President, the Secretary or the Assistant Secretary hereby are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the securities of the Bank as said officers may deem advisable; that said officers are hereby authorized to perform on behalf of the Bank any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officer of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Bank and the approval and ratification by the Bank of the papers and documents so executed and the action so taken; and further

      RESOLVED, that in order to effectuate the foregoing resolutions there be deemed to be adopted any "haec verba" resolutions required by the authorities of the various States and Provinces as counsel shall advise are necessary, the form of such resolutions to be filed with the records of this meeting, and the Secretary is authorized to certify the said resolutions as having been adopted "in haec verba"; and further

      RESOLVED, that the officers of the Bank, and each of them, be, and they hereby are, authorized and directed to take all such other actions, and to execute, for and on behalf of the Bank, all such agreements, documents and other instruments, as may be necessary or appropriate in order to fully carry out the intent of the foregoing resolutions, and the consummation of the transactions contemplated thereby.

                                                     /s/ Randolph C. Henson
                                                     ------------------------
                                                     Randolph C. Henson
                                                     Corporate Secretary
                                                     Dated: 10/29/92

                                     ANNEX A

Section 5. Capital Stock. The total number of shares of all classes of the capital stock which the savings bank has the authority to issue is 15,000,000, of which 5,000,000 shall be common stock of par value of $.01 per share and of which 10,000,000 shall be preferred stock of par value of $.01 per share. The shares may be issued from time to time as authorized by the board of directors without further approval of shareholders, except as otherwise provided in this
Section 5 or to the extent that such approval is required by governing law, rule, or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the savings bank. The consideration for the shares shall be cash, tangible or intangible property (to the extent direct investment in such property would be permitted), labor, or services actually performed for the savings bank, or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the board of directors of the savings bank, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the surplus of the savings bank which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for their issuance.

      Except for shares issuable in connection with the conversion of the savings bank from the mutual to the stock form of capitalization, no shares of capital stock (including shares issuable upon conversion, exchange, or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons of the savings bank other than as part of a general public offering or as qualifying shares to a director, unless their issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

      Nothing contained in this Section 5 (or in any supplementary sections hereto) shall entitle the holders of any class of a series of capital stock to vote as a separate class or series or to more than one vote per share, except as to the cumulation of votes for the election of directors: Provided, That this restriction on voting separately by class or series shall not apply:

      (i) To any provision which would authorize the holders of preferred stock, voting as a class or series, to elect some members of the board of directors, less than a majority thereof, in the event of default in the payment of dividends on any class or series of preferred stock;

      (ii) To any provision which would require the holders of preferred stock, voting as a class or series, to approve the merger or consolidation of the savings bank with any other corporation or the sale, lease, or conveyance (other than by mortgage or pledge) of properties or business in exchange for securities of a corporation other than the savings bank if the preferred stock is exchanged for securities of such other corporation: Provided, That no provision may require such approval for transactions undertaken with the assistance or pursuant to the direction of the Office, the Federal Deposit Insurance Corporation, or the Resolution Trust Corporation;

      (iii) To any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this Section 5 (or in any supplementary sections hereto), including any amendment which would create or enlarge any class or series ranking prior thereto in rights and preferences. An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving savings bank in a merger or consolidation for the savings bank, shall not be considered to be such an adverse change.

      A description of the different classes and series (if any) of the savings bank's capital stock and a statement of the designations, and the relative rights, preferences, and limitations of the shares of each class of and series (if any) of capital stock are as follows:

      A. Common stock. Except as provided in this Section 5 (or in any supplementary sections thereto) the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder, except as to the cumulation of votes for the election of directors.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and of sinking fund, retirement fund, or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

         In the event of any liquidation, dissolution, or winding up of the savings bank, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the savings bank available for distribution remaining after: (i) Payment or provision for payment of the savings bank's debts and liabilities; (ii) distribution or provision for distributions in settlement of its liquidation account; and (iii) distributions or provisions for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution, or winding up of the savings bank. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

      B. Preferred Stock. The savings bank may provide in supplementary sections to its charter for one or more classes of preferred stock, which shall be separately identified. The shares of any class may be divided into and issued in series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series and classes. The terms of each series shall be set forth in a supplementary section to the charter. All shares of the same class shall be identical except as to the following relative rights and preferences, as to which there may be variations between different series;

         (a) The distinctive serial designation and the number of shares constituting such series;

         (b) The dividend rate or the amount of dividends paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s) the payments date(s) for dividends, and the participating or other special rights, if any, with respect to dividends;

         (c) The voting powers, full or limited, if any, of shares of such series;

         (d) Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which such shares may be redeemed;

         (e) The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the savings bank;

         (f) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the

                            CERTIFICATE OF RESOLUTION

      I, Randolph C. Henson, do hereby certify that the following is a true and correct copy of a resolution adopted by unanimous written consent of the Board of Directors of USAT Holdings Inc. (the "Corporation") on October 29, 1992. I further certify that the following resolution has not been modified or rescinded and remains in full force and affect:

      WHEREAS, the Corporation is the sole shareholder of Bank United of Texas FSB ("Bank United"); and

      WHEREAS, it is deemed advisable and in the best interest of Bank United to amend its charter;

      NOW, THEREFORE, IT IS RESOLVED, that the Corporation hereby approves the Charter of Bank United be amended as prescribed by Section 552.4(b)(5) of the regulations of the Office of Thrift Supervision; and be it further

      RESOLVED, that the second amendment to the charter of Bank United as stated in Exhibit A attached hereto is hereby approved; and be it further

      RESOLVED, that Randolph C. Henson, Secretary of Bank United, be and he hereby is, authorized to certify the adoption of this resolution; and be it further

      RESOLVED, that the proper officers of the Corporation, acting on behalf of the Corporation in its capacity as sole shareholder of Bank United, be and they hereby are, authorized to take all such further action and to execute all such instruments and documents in the name of and on behalf of the Corporation, acting in its capacity as sole shareholder of Bank United and, under its corporate seal or otherwise, to pay all such costs and expenses as shall be necessary or appropriate in order to carry out the intent and accomplish the purposes of the foregoing resolutions adopted at this time.


                                                     /s/ Randolph C. Henson
                                                     -------------------------
                                                     Randolph C. Henson
                                                     Date:  10/29/92

                                SECOND AMENDMENT
                                       TO
                              FEDERAL STOCK CHARTER

                            BANK UNITED OF TEXAS FSB
                                 HOUSTON, TEXAS

      Section 5 of the Charter is hereby amended in its entirety to read as follows:

Section 5. Capital Stock. The total number of shares of all classes of the capital stock which the savings bank has the authority to issue is 15,000,000, of which 5,000,000 shall be common stock of par value of $.01 per share and of which 10,000,000 shall be preferred stock of par value of $.01 per share. The shares may be issued from time to time as authorized by the board of directors without further approval of shareholders, except as otherwise provided in this
Section 5 or to the extent that such approval is required by governing law, rule, or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the savings bank. The consideration for the shares shall be cash, tangible or intangible property (to the extent direct investment in such property would be permitted), labor, or services actually performed for the savings bank, or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the board of directors of the savings bank, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the surplus of the savings bank which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for their issuance.

      Except for shares issuable in connection with the conversion of the savings bank from the mutual to the stock form of capitalization, no shares of capital stock (including shares issuable upon conversion, exchange, or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons of the savings bank other than as part of a general public offering or as qualifying shares to a director, unless their issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

      Nothing contained in this Section 5 (or in any supplementary sections hereto) shall entitle the holders of any class of a series of capital stock to vote as a separate class or series or to more than one vote per share, except as to the cumulation of votes for

                                    EXHIBIT A
the election of directors: Provided, That this restriction on voting separately by class or series shall not apply:

      (i) To any provision which would authorize the holders of preferred stock, voting as a class or series, to elect some members of the board of directors, less than a majority thereof, in the event of default in the payment of dividends on any class or series of preferred stock;

      (ii) To any provision which would require the holders of preferred stock, voting as a class or series, to approve the merger or consolidation of the savings bank with any other corporation or the sale, lease, or conveyance (other than by mortgage or pledge) of properties or business in exchange for securities of a corporation other than the savings bank if the preferred stock is exchanged for securities of such other corporation: Provided, That no provision may require such approval for transactions undertaken with the assistance or pursuant to the direction of the Office, the Federal Deposit Insurance Corporation, or the Resolution Trust Corporation;

      (iii) To any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this Section 5 (or in any supplementary sections hereto), including any amendment which would create or enlarge any class or series ranking prior thereto in rights and preferences. An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving savings bank in a merger or consolidation for the savings bank, shall not be considered to be such an adverse change.

      A description of the different classes and series (if any) of the savings bank's capital stock and a statement of the designations, and the relative rights, preferences, and limitations of the shares of each class of and series (if any) of capital stock are as follows:

      A. Common stock. Except as provided in this Section 5 (or in any supplementary sections thereto) the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder, except as to the cumulation of votes for the election of directors.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and of sinking fund, retirement fund, or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

         In the event of any liquidation, dissolution, or winding up of the savings bank, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the savings bank available for distribution remaining after: (i) Payment or provision for payment of the savings bank's debts and liabilities; (ii) distribution or provision for distributions in settlement of its liquidation account; and (iii) distributions or provisions for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution, or winding up of the savings bank. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

      B. Preferred Stock. The savings bank may provide in supplementary sections to its charter for one or more classes of preferred stock, which shall be separately identified. The shares of any class may be divided into and issued in series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series and classes. The terms of each series shall be set forth in a supplementary section to the charter. All shares of the same class shall be identical except as to the following relative rights and preferences, as to which there may be variations between different series;

            (a) The distinctive serial designation and the number of shares constituting such series;

            (b) The dividend rate or the amount of dividends paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s) the payments date(s) for dividends, and the participating or other special rights, if any, with respect to dividends;

            (c) The voting powers, full or limited, if any, of shares of such series;

            (d) Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which such shares may be redeemed;

            (e) The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the savings bank;

            (f) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;

            (g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock of the savings bank and, if so, the conversion price(s) or the rate(s) of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange.

            (h) The price or other consideration for which the shares of such series shall be issued; and

            (i) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or other series of serial preferred stock.

                 Each share of each series of serial preferred stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series.

                 The board of directors shall have authority to divide, by the adoption of supplementary charter sections, any authorized class of preferred stock into series, and, within the limitations set forth in this section and the remainder of this charter, fix and determine the relative rights and preferences of the shares of any series so established.

                 Prior to the issuance of any preferred shares of a series
            established by a supplementary charter section adopted by the board of directors, the savings bank shall file with the Secretary to the Office a dated copy of that supplementary section of this charter established and designating the series and fixing and determining the relative rights and preferences thereof.